UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 28, 2003

                                Corel Corporation
             (Exact Name of Registrant as Specified in Its Charter)

Ontario, Canada                      1-20562                          N/A
(State or other                    (Commission                   (IRS Employer
jurisdiction of                    File Number)                Identification #)
incorporation)

                  1600 Carling Ave., Ottawa, Ontario A6 K1Z 8R7
                     (Address of Principal Executive Office)

                                 (613) 728-8200
              (Registrant's Telephone Number, Including Area Code)

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Item 5. Other Events and Regulation FD Disclosure.

      See the attached press release, dated August 28, 2003.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

            The following exhibit is filed as part of this report on Form 8-K.

            Exhibit 99.1 Press Release, dated August 28, 2003.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  COREL CORPORATION

                                  By: /s/ Joel Price
                                      ------------------------------------------
                                      Name:  Joel Price
                                      Title: Vice President, Finance and Interim
                                             Chief Financial Officer

Dated: August 28, 2003

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                                  EXHIBIT INDEX

Exhibit        Description
-------        -----------
 99.1          Press Release, dated August 28, 2003